NATIONWIDE MUTUAL FUNDS
Nationwide S&P 500 Index Fund

Supplement dated April 29, 2016
to the Summary Prospectus dated March 1, 2016

Capitalized terms and certain other terms used in the supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

Effective immediately, the table under the section entitled “Portfolio Managers” on page 3 of the Summary Prospectus is deleted in its entirety and replaced with the following:

Portfolio Manager	Title	Length of Service with Fund
Greg Savage, CFA	Managing Director	Since 2012
Alan Mason	Managing Director	Since 2014
Creighton Jue, CFA	Managing Director	Since 2016
Rachel Aguirre	Director, Senior Portfolio Manager	Since 2016

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE